SUPPLEMENT

dated July 10, 2019 to the

SUMMARY PROSPECTUSES, PROSPECTUS

and the

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated May 31, 2019

Yorktown Mid Cap Fund

(Class A, Class L and Institutional Class Shares)

Effective July 10, 2019, Poplar Forest Capital, LLC, the Sub-Adviser to the Yorktown Mid Cap Fund has resigned. With this change, the Portfolio Managers, Mr. J. Dale Harvey and Mr. Stephen A. Burlingame, have also resigned. All references in the Summary Prospectus, Prospectus, and SAI to Poplar Forest Capital, LLC, Mr. Harvey and Mr. Burlingame are hereby deleted.

Effective July 10, 2019, Mr. David D. Basten will serve as the portfolio manager responsible for the day-to-day investment activities of the Yorktown Mid Cap Fund.

Accordingly, the Summary Prospectus, Prospectus and SAI are revised as follows:

The Section titled “Portfolio Managers” regarding Yorktown Mid Cap Fund of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since July 2019.

The Section titled “The Portfolio Managers” of the Prospectus is deleted in its entirety and replaced with the following:

The Portfolio Managers

All Funds except the Mid Cap Fund and the Small Cap Fund

Mr. David D. Basten is the Adviser’s Chief Investment Officer and a Portfolio Manager for the Funds, having served in that capacity since commencement of each Fund’s operations. Mr. David D. Basten is President and Director of the Adviser, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. David M. Basten has served as Portfolio Manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst.

Capital Income Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East, Mr. Barry D. Weiss, CFA and Mr. John P. Tener serve as Portfolio Managers on the Capital Income Fund. Mrs. East has served as Portfolio Manager since 2011 and prior to that held various positions at the Adviser, including as a securities analyst. Mr. Weiss has served as Portfolio Manager since 2019 and prior to that was a Senior Director with the Kroll Bond Rating Agency from 2016 through March 2019. Mr. Weiss was Director for Fund Ratings at Standard & Poor’s Rating Services from 2013 through 2016. Mr. Tener has served as Portfolio Manager since 2019 and prior to that was a Portfolio Manager for Atlantic Capital Management from 2013 through April 2019.

Growth Fund and Master Allocation Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East serves as Portfolio Manager on the Growth Fund and the Master Allocation Fund. Mrs. East has served as Portfolio Manager since 2011 and prior to that held various positions at the Adviser, including as a securities analyst.

Mid Cap Fund

Mr. David D. Basten, the Adviser’s Chief Investment Officer, has been the Portfolio Manager since 2019.

Short Term Bond Fund and Multi-Asset Income Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mr. Barry D. Weiss and Mr. John P. Tener serve as Portfolio Managers on the Short Term Bond Fund and the Multi-Asset Income Fund.

Small Cap Fund

Mr. Michael J. Borgen, CEO and Chief Investment Officer of Sapphire, is the Portfolio Manager responsible for the day-to-day management of the Fund’s investment portfolio. Prior to founding Sapphire Star Capital in 2015, Mr. Borgen was a Senior Portfolio Manager at Navellier & Associates where he developed and managed equity and equity derivative strategies for nearly 20 years. Mr. Borgen started his career at Navellier as a Quantitative Research Analyst in 1996 where he was focused on developing new and enhancing existing proprietary investment selection models for the firm’s flagship products, the Small and Small to Mid-Cap Growth portfolios. Mr. Borgen has his Bachelor of Science in Finance from the University of Nevada and his Master of Science in Economics, with a specialization in finance, also from the University of Nevada.

The first paragraph of the section titled “Additional Information about Portfolio Managers” which begins on page 36 of the SAI is hereby deleted and replaced as follows:

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Mr. David D. Basten serves as the portfolio managers to all the Funds except the Small Cap Fund. Mr. David M. Basten serves as the portfolio manager to all the Funds except the Small Cap Fund and the Mid Cap Fund. Mrs. Brentz East serves as the portfolio manager to all the Funds except the Small Cap Fund, Mid Cap Fund, and the Multi-Asset Income Fund. Mr. Barry D. Weiss and Mr. John Tener serve as the portfolio managers to all the Funds except the Growth Fund, Master Allocation Fund, Small Cap Fund, and Mid Cap Fund. Mr. David D. Basten has been portfolio manager since commencement of each Fund’s operations. Mr. David M. Basten has served as portfolio manager since 2005. Mrs. Brentz East has served as a portfolio manager since 2011. Mr. Barry D. Weiss and Mr. John P. Tener have served as a portfolio manager since 2019. The table below provides information as of January 31, 2019, regarding other accounts, in addition to the Funds, for which Messrs. Basten, Mrs. East, and Messrs. Weiss and Tener have day-to-day management responsibilities.

Please retain this supplement with your records.